UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2017

RACKWISE, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54519	27-0997534
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

504 Silvaner Court

El Dorado Hills, CA 95762

(Address of principal executive offices) (Zip Code)

(916) 952-5174

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Additional New Directors and Confirmation of the Current Board and CEO

(d) On April 5, 2017, at a properly called and noticed special meeting (the “April 5, 2017 Special Meeting”) of the current and valid Board of Directors (the “Board”) of Rackwise, Inc., a Nevada corporation (the “Company”), with quorum present, the Board elected each of Craig Whited, John Todd and Jay Schiffman as a new director of the Company (collectively, the “New Directors”), effective immediately. The Board may elect in the future to appoint some or all of the New Directors to any committees of the Board.

In addition, at the Special Meeting, the Board approved, confirmed and ratified as of April 5, 2017 and going forward that:

•	prior to the appointments of the New Directors at the Special Meeting, the Board consisted of the following four directors: Guy Archbold, John Kyees, Sherman Henderson and Michael Feinberg. With the addition of the New Directors, the Board has now been expanded to seven directors: Guy Archbold, John Kyees, Sherman Henderson, Craig Whited, John Todd, Jay Schiffman and Michael Feinberg;
•	Guy Archbold remains the Chief Executive Officer, President, Secretary and acting Chief Financial Officer of the Company and Chairman of the Board, with all powers granted to him as such offices would normally provide, that Mr. Archbold continues to act on behalf of the Company in such capacities and that access to all of the Company’s property, assets and records shall continue to be granted to him; and
•	all prior actions described below under “Past Improper Appointment of Two Individuals to the Board and Improper Election of New Management” are not, and never were, effective as they were illegitimately and improperly carried out under both the Company’s Bylaws and the Nevada Revised Statutes and, therefore, had no effect on the present composition of the Board or the Company’s management.

In connection with their election as directors of the Company, the Board may award to the New Directors in the future such cash and/or equity incentive compensation as it determines to be appropriate for the services that they provide to the Board.  As of the date of this Form 8-K, no cash or equity grant or award has been made or other compensation paid to the New Directors in connection with their election.

There is no arrangement or understanding between any of the New Directors and any other persons pursuant to which the New Directors were elected as directors of the Company.  There are no family relationships between any of the New Directors and any of the Company’s officers and directors.  Other than as set forth in this Form 8-K, there are no other transactions to which the Company or any of its subsidiaries is a party in which the New Directors have a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Past Improper Appointment of Two Individuals to the Board and Improper Election of New Management

On February 17, 2017, certain individuals purportedly representing the Company filed a Current Report on Form 8-K (the “2/17/17 Form 8-K”) indicating that two additional directors had been appointed at an alleged special meeting, or as a result of other actions of the Board, on February 2, 2017 (the “Improper 2/2/17 Special Meeting”) and further, that these appointments were allegedly ratified and certain other actions were approved at a purported special meeting of the Board on February 3, 2017 (the “Improper 2/3/17 Special Meeting”). According to the 2/17/17 Form 8-K, the Improper 2/2/17 Special Meeting and Improper 2/3/17 Special Meeting were called by Michael Feinberg and John Kyees (both of whom are current and valid directors of the Company) pursuant to Section 4.4(iii) of the Company's Bylaws which permits a special Board meeting to be called by any two directors.

Subsequent to the filing of the 2/17/17 Form 8-K, it had come to the Company's attention that Mr. Kyees never agreed to call the Improper 2/2/17 Special Meeting and the Improper 2/3/17 Special Meeting, and only attended telephonically the Improper 2/3/17 Special Meeting after being summoned to do so without notice. In addition, Mr. Kyees never properly ratified and/or approved the actions taken at either of these invalid board meetings. Furthermore, even if the Improper 2/2/17 Special Meeting and the Improper 2/3/17 Special Meeting had been validly called, the only members of the Board that attended those meetings were Messrs. Kyees and Feinberg, and neither Messrs. Archbold nor Henderson were notified or attended such meetings. Therefore, such purported special meetings lacked a quorum of the Board necessary to take any Board actions and any action supposedly taken at these meetings lacked the majority approval of the existing Board which currently requires the affirmative vote of three of the four Directors.

2

Accordingly, any actions taken at the Improper 2/2/17 Special Meeting and Improper 2/3/17 Special Meeting were invalid, null and void, as further confirmed and ratified by the Board at the April 5, 2017 Special Meeting described above. Therefore, as discussed above:

•	prior to the April 5, 2017 Special Meeting, the Board consisted of the following four directors: Guy Archbold, John Kyees, Sherman Henderson and Michael Feinberg, as discussed above;
•	the purported action to remove Mr. Arcbhold as the Chief Executive Officer, President, Secretary and acting Chief Financial Officer of the Company and as the Chairman of the Board was invalid, null and void;
•	Mr. Archbold has remained at all times as the Chief Executive Officer, President, Secretary and acting Chief Financial Officer and Chairman of the Board, without interruption;
•	the purported election of Bart Richert and Patrick Imeson to the Board was invalid, null and void and such persons are not currently directors of the Company;
•	the purported appointment of Mr. Imeson as the “Interim Chief Restructuring Officer” of the Company was invalid, null and void and such person is not currently an officer of the Company; and
•	each of the Current Reports on Form 8-K filed with the SEC by certain individuals purportedly representing the Company on February 17, 2017, March 23, 2017, as amended on the same date, and April 5, 2017, as amended on the same date, should be disregarded and is invalid, null and void and erroneously and improperly filed by persons without authority to do so.

In light of the above, the Company and the Board intends to evaluate and may pursue claims (among other actions) against each of Bart Richert and Patrick Imeson and/or their affiliates for (among other things) (i) damages caused to the Company as a result of their actions described above, (ii) reckless and intentional disregard of the Company’s Bylaws and Nevada corporate law, (iii) reckless and intentional damages caused to the Company’s business and financial condition, and (iv) other potential claims against other parties who may have otherwise been involved in conjunction with the actions described above.

Alleged Actions by Certain Warrantholders

It has come to the Company’s attention that on March 22, 2017, (i) Rackwise Funding II, LLC (“RF II”) purportedly exercised its warrants to purchase 1,448,400 shares of the Company’s common stock in accordance with the warrants allegedly held by RF II, LLC, and that in connection with such exercise, RF II purportedly delivered funds in the sum of $14,484.00 to the Company to exercise such warrants, and (ii) Triple R-F, LLC (“Triple R-F”) purportedly exercised its warrants to purchase 9,638,740 shares of the Company’s common stock in accordance with the warrants allegedly held by Triple R-F, and that in connection with such exercise, Triple R-F purportedly delivered funds in the sum of $96,387.40 to the Company to exercise such warrants. Such actions were purportedly done by presenting valid warrant exercise instruments and sufficient funds to individual(s) who were not authorized to act on behalf of the Company and who were not serving in any official or formal management, executive or other capacity with the Company.

Accordingly, as of the date of this Form 8-K, the Company has not been able to confirm whether the exercise of such warrants was valid or whether sufficient funds to pay for the exercise price were delivered, and the Company is investigating these alleged warrant exercises. Furthermore, under the terms of such Warrants, until these warrants are properly exercised, (i) the holders of these warrants are not entitled to vote or deemed the holder of any other securities of the Company that may at any time be issuable on the exercise hereof, nor (ii) shall anything be construed to confer upon such warrantholders the rights of a stockholder of the Company or the right to vote for the election of directors or upon any matter submitted to stockholders of the Company at any meeting thereof (including lacking the right to remove any directors of the Company).

Therefore, until these warrants are validated and properly exercised, any purported actions by such warrantholders as described in the Current Reports on Form 8-K filed by certain individuals purportedly representing the Company with the SEC on March 23, 2017, as amended on the same date, and April 5, 2017, as amended on the same date, should be disregarded and are not, and never were, effective, and these Current Reports were erroneously and improperly filed by persons without authority to do so.

In addition, the Company intends to further investigate whether any of such warrantholders and/or their affiliates (x) engaged in any activity that resulted or would result through the exercise of such warrants in a breach of their fiduciary duties to the Company and its shareholders and/or (y) were subject to a conflict of interests as a result of their purported actions described above and what the Company ultimately believes is the purpose of such parties underlying such actions.

3

Biographies of Newly Elected Directors

        Craig Whited — Mr. Whited is a retired senior corporate executive with more than 20 years of extensive management, finance and consulting experience, including as a director of a public company. From 1996 to 2007, Mr. Whited served as a member of the board of directors and audit committee chairman and audit committee financial expert of O.I. Corporation (dba O.I. Analytical), a former NASDAQ listed technology company prior to its acquisition by ITT Corporation. From 1988 to 2004, Mr. Whited served as the President and Chief Executive Officer of The Oxford Group, Inc., a firm that provides management and financial consulting services, including acquisition analysis, administrative practices, corporate and financial planning, strategic planning, management information systems and joint ventures to clients ranging in size from $2 million to $750 million with activities in manufacturing, distribution, high technology, research and development, financial services, construction and building products. Prior thereto, Mr. Whited served as the Senior Vice President and Chief Financial Officer of Bridgewater Resources Corporation and as the President and Chief Operating Officer of Connor Forest Industries, Inc. Mr. Whited played a significant management and finance role with these companies, including management selection, corporate finance and other operations roles. Prior to beginning his corporate career, Mr. Whited was a U.S. decorated combat pilot, flight leader and director of logistics, having served 21 months in combat. Mr. Whited received his Bachelor of Arts degree in Economics, with a minor in Accounting, from UCLA and a MBA degree in Finance and Information System Design from UCLA Graduate School of Management. Mr. Whited is a member of the Financial Executives Institute, the American Institute of CPA's and the California Society of CPA's.

John Todd — Mr. Todd currently serves as the President and Chief Executive Officer of Royalty Capital Corporation (“RCC”), an Illinois-based financial holding company that will provide financing and management for its subsidiary, Royalty Life Insurance Company, a company engaged in marketing, underwriting and distributing a broad range of individual life and annuity insurance products. During his tenure with RCC, Mr. Todd has solicited and established a board of directors, hired and trained salesforce, raised initial significant capital to provide working capital and for strategic acquisitions. Since 2017, Mr. Todd has also been serving as the President and Chief Executive Officer of Capital Reserve Life Insurance Company, an Illinois-based 95-year old life insurance company. Mr. Todd has 40 years’ experience in the insurance and securities industries. Mr. Todd has been a Regional Director of Texas Republic Capital Corporation, District Manager of First Trinity Financial Corporation, Senior Managing Director of Wealth Management at B.C. Ziegler & Co., Executive Vice President Sales at Disciplined Investment Advisors and Senior Vice President Institutional sales of Latin American research at Rodman & Renshaw. Mr. Todd has been responsible for planning and executing top and bottom line goals, building large sales organizations and product development including, sourcing, structuring, and placing in excess of $1 Billion of private placements, non-traded public securities and debt instruments. He has served on executive management committees, risk committees, new product committees, and retirement committees. Mr. Todd received his Bachelor of Arts degree in Spanish, with a minor in Portuguese, from Penn State University.

Jay Schiffman — Mr. Schiffman is a retired senior investment banking, securities and finance executive with 28 years of extensive investment banking, securities sales and corporate finance experience. Mr. Schiffman currently serves on the advisory board of Quadra FNX Mining, a private Vancouver, British Columbia-based company that produces and explores for various precious metals. From 1976 Mr. Schiffman held various sales, management and other positions within the securities industry until his retirement in 2002. From 1974 to 1976, Mr. Schiffman served as the Vice President with McKeen-Herzog Management Corporation, McKeen & Co. and Merritt Investment Funds. Since retiring, Mr. Schiffman has selectively accepted advisory positions with various former clients and business associates. During his career, Mr. Schiffman has held various positions with some of the oldest and largest firms on Wall Street, including as a Senior Vice President at Lehman Brothers, Partner and Principal in Boettcher & Co. (a highly respected regional bond underwriter and investment firm based in Denver, Colorado), Vice President at Donaldson Lufkin and Jenrette, Branch Manager/special partner at Cowen & Co's San Francisco office focusing on technology and healthcare, as well as holding principal positions in several investment banking firms. Mr. Schiffman’s duties at such firms included management, securities sales, private investment funding, acquisition and mergers, compliance and various investment banking activities in the U.S. Canada and Hong Kong. Mr. Schiffman is a graduate of the University of Colorado.

4

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RACKWISE, INC.

/s/ Guy Archbold
Name: Guy Archbold
Title: Chief Executive Officer and President

Dated: April 14, 2017

5